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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): June 12, 2001




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                 001-11001                  06-0619596
  (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)            File Number)            Identification No.)

                          3 HIGH RIDGE PARK, P.O. BOX 3801
                                 STAMFORD, CONNECTICUT               06905
                      (Address of Principal Executive Offices)     (Zip Code)

                                 (203) 614-5600
               Registrant's Telephone Number, Including Area Code

                          NO CHANGE SINCE LAST REPORT
          (Former name or former address, if changed since last report)


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ITEM 7.           FINANCIAL STATEMENTS, EXHIBITS

                  (c) EXHIBITS

                  4.1 Form of Warrant Agreement between Citizens Communications Company and The Chase Manhattan Bank, as Warrant Agent.

                  4.2 Form of Pledge Agreement between Citizens Communications Company and The Bank of New York, as Collateral Agent, Securities Intermediary and Custodial Agent and The Chase Manhattan Bank, as Warrant Agent.

                  4.3 Form of Remarketing Agreement between Citizens Communications Company and Morgan Stanley & Co. Incorporated, as Remarketing Agent.

                  4.4 Form of Second Supplemental Indenture to Senior Indenture, dated as of May 23, 2001, between Citizens Communications Company and The Chase Manhattan Bank, as Trustee.

                  4.5 Form of Equity Unit Certificate (included in the form of Warrant Agreement filed herewith as Exhibit 4.1).

                  4.6 Form of Treasury Equity Unit Certificate (included in the form of Warrant Agreement filed herewith as Exhibit 4.1).

                  4.7 Form of 2006 Senior Note (included in the form of Second Supplemental Indenture filed herewith as Exhibit 4.4).


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CITIZENS COMMUNICATIONS COMPANY


Date:  June 12, 2001                       By:  /s/    Robert J. Larson
                                                    ----------------------------
                                           Name:     Robert J. Larson

                                           Title:    Vice President and Chief
                                                     Accounting Officer